Semiannual Report
December 31, 1995
Stein Roe Money Market Funds

Government Reserves Fund
Cash Reserves Fund
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
Contents
From the President....................................1
Tim Armour's thoughts on the markets and investing

Q&A
Government Reserves Fund..............................2
Cash Reserves Fund....................................5
Interviews with the portfolio manager and a summary of major shifts in the Funds' investments over the past six months

Investments...........................................8
A complete list of each Fund's investments with market values

Financial Statements.................................11
Balance sheets, statements of operations, and changes in net assets

Notes to Financial Statements........................15

Financial Highlights.................................18
Selected per-share data

General Information..................................20
A guide to products and services

From the President
To Our Shareholders
We are pleased to present this semiannual report for the Stein Roe Money Market Funds--Stein Roe Cash Reserves Fund and Stein Roe Government Reserves Fund.

At this time last year, fixed income investors were faced with disappointing returns. Today, however, investors face a much brighter picture. Fueled largely by falling interest rates, fixed income securities roared back in 1995, helping to make 1994's losses a distant memory.

While this market rally attracted most of the attention of fixed income investors during 1995, money market funds certainly weren't wallflowers. Money market fund assets silently swelled more than $133 billion in 1995 to total more than $771 billion, their highest level in 10 years and an increase of more than 18 percent over 1994. (1)

The growth of money market funds may slow somewhat in 1996, however. With the economy on a more moderate growth track and inflation apparently well-contained, we expect the Federal Reserve will make additional rate cuts in 1996, which could cause money market performance to slip. A breakdown in the budget talks or a stock market correction, however, could help maintain--or even increase--cash flows into money market funds, as investors seek a safer haven for their investments.

The Basics
While no one can predict what might happen to the markets in the future, we believe investors should understand the factors that move the markets--not just to profit from them, but to gain the patience to ride out short-term volatility in their investments. As always, no matter what direction you think the economy is heading, we think it's important to remember the basics. Think long term and re-evaluate your investment portfolio from time to time to make sure it continues to match your goals, risk tolerance and time horizon.
Please call us at 800-338-2550 with your comments and suggestions. As always, we look forward to serving your investment needs.

Sincerely,

/s/ Timothy K. Armour
President
January 22, 1996
(1) Source: Strategic Insight
Photographic image of Tim Armour.

Q&A
An Interview with Jane Naeseth, Portfolio Manager of Government Reserves Fund and Cash Reserves Fund

Fund Data
Investment Objective:
Seeks maximum current income consistent with safety of capital and maintenance of liquidity by investing in money market securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, and in repurchase agreements for U.S. government securities.
Fund Inception:
September 20, 1982
Total Net Assets:
$89.0 million

Photographic image of Jane Naeseth.

Government Reserves Q&A
Q: How did the Fund perform?
A: As of December 31, Government Reserves' seven-day current yield was 5.07 percent, down from 5.31 percent on June 30. This performance was driven primarily by a combination of factors: a quarter-point Federal Reserve easing move that took place in early July; market expectations of a second easing move--an event that finally took place in late December; and year-end pressures--a time when supply is plentiful and prices are low as investors and dealers rid themselves of inventory to avoid the expense of carrying it over into the new year.
     As a result of the lowering-rate environment and some uncertainty as to when the next Federal Reserve easing move would occur, shorter-maturity securities were far more attractive than securities of longer maturities. Boosted by its holdings in shorter securities--as of December 31, slightly more than 60 percent of the portfolio was held in securities with maturities of four days or less--Government Reserves logged a six-month return of 2.60 percent, outpacing the 2.57 percent median return for its peer group funds and ranking 38th out of the peer group's 113 funds.

Q: After several quarters of phenomenal growth, many are starting to speculate that a market correction is imminent. What role do you think money market funds will play if a correction does occur?
A: A sizable correction in the equity market could spur inflows into both bond and money market funds. I think investors are more willing to put money into bonds than they would have been five to 10 years ago, yet the memory of 1994--the worst bond market in recent history--may still haunt some investors. In the event equities do lose their luster, I think you'll see inflows into money market funds, particularly institutional assets.
     Of course, large inflows during a lowering-rate environment would not be the best scenario for money market funds. You generally don't want to have to reinvest significant sums of cash when interest rates are low--substantial inflows would most likely cause rates to drop even faster, hindering performance.

Q: What are your plans for the Fund over the next six months?
A: Rates should continue to fall. We see an even chance of a new Federal Reserve easing move in the coming months, but the most recent easing move was smaller than was expected by the market, so an additional easing move is still factored into money market yields. That's why our strategy will be dictated by the degree to which the Federal Reserve eases. We're cautious investors, particularly in the Government Reserves Fund, and this environment makes us even more careful. If the Federal Reserve makes an easing move greater than a quarter of a point, we would consider lengthening the Fund's maturity; in the absence of an easing move we would most likely keep maturity relatively short.

Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The Fund's adviser currently limits expenses to 0.70 percent of average net assets, subject to termination upon 30 days' notice. Absent past limits, the Fund's seven-day current yield would have been 4.97 percent and its total return would have been less. Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or a loss when you sell shares. According to Lipper Analytical Services, Inc., an independent monitor of mutual fund performance, there were 113 funds in this U.S. government money market fund peer group for the six months ending December 31, 1995. An investment in the Fund is neither insured nor guaranteed by the U.S. government, and there is no assurance that the Fund will be able to maintain its stable net asset value of $1 per share.

Fund Highlights
Government Reserves Fund
Securities Type Breakdown
                                         Portfolio          Portfolio
                                       June 30, 1995    December 31, 1995
Repurchase Agreements                      46.6%              46.6%
Federal Agency Discount Notes              43.7               30.3
Federal Agency Bonds                        9.7              23.1
                                           -----              -----
Total                                       100%               100%

Maturity
Pie Chart:
As of June 30, 1995
360+  days       9.7%
30-59 days       9.6%
5-29 days       24.5%
0-4 days        56.2%

Pie Chart:
As of December 31, 1995
270-359 days       7.8%
5-29 days         32.1%
0-4 days          60.1%

Q&A

Fund Data
Investment Objective:
Seeks maximum current income consistent with capital preservation and maintenance of liquidity by investing in high-quality money market securities, such as U.S. Treasuries, commercial paper, banker's acceptances and certificates of deposit.

Fund Inception:
October 2, 1976
Total Net Assets:
$483.8 million

Cash Reserves Q&A
Q: How did the Fund perform?
A: As of December 31, the Fund's seven-day current yield was 5.22 percent. The Fund finished the six-month period with a 2.61 percent total return, matching a 2.61 percent return for its peer group funds.

Q: The Fund's weighted average maturity fell dramatically during the last six months, from 61 days on June 30 to 35 days on December 31. What was your strategy?
A: As with any money market fund, movements in interest rates have a tremendous effect on the Fund's positioning. The Federal Reserve lowered rates, by a cautious quarter-point, twice during the last six months--in early July and in late December. The market had long expected a series of easing moves by the Federal Reserve. As a result, yields on longer money market securities anticipated a Federal Reserve easing, falling more than 50 points during the past six months to reflect those expectations. In fact, by the fourth quarter, the yield curve had inverted, meaning that longer securities offered less yield than did short-term securities. (1) In addition, because mixed economic data made it difficult to say with certainty that the Federal Reserve would in fact ease, buying longer securities would have represented a major bet that the Federal Reserve would ease soon. As conservative investors, we weren't comfortable with the risk longer securities presented, and there was no yield advantage that would offset that risk. That's the primary reason our maturity was kept short. By December 31, 79.8 percent of our holdings were in securities with maturities of 29 days or less.

Q: Have you made any changes to the Fund's sector weightings?
A: At year end, foreign issues--particularly Japanese and other non-European issues--typically are avoided by investors and dealers. As a result, supply exceeds demand and prices are low, causing spreads to widen and creating a buying opportunity for those who are comfortable with foreign credits. Because of year-end "window dressing," even some buyers usually comfortable with foreign names may avoid holding them and then repurchase after the reporting period. While Japanese banks have had a volatile year, our research indicates that these credits are a good risk now--the government has shown support for these banks, and current data on the Japanese economy suggest that it has turned the corner. As a result, we shifted some assets into Japanese letter of credit-backed commercial paper, a type of higher-yielding security backed by Japanese banks. At December 31, these securities represented 9.1 percent of the portfolio.

Q: What's your outlook for the Fund?
A: While the market volatility stemming from the recent budget impasse hasn't directly affected the Fund, the budget debates and final agreement may have an impact on the Federal Reserve's monetary policy. The current budget environment is one of the many factors the Federal Reserve considers in formulating its policy.
   Going forward, rates should continue to drop--the question is how much. We see an even chance of a new Federal Reserve easing move in the coming months--and because the most recent easing move was smaller than that expected (and factored in) by the market, our strategy will be dictated by the degree to which the Federal Reserve eases. An easing move greater than a quarter of a point would spur us to consider lengthening the Fund's maturity; in the absence of an easing move we would most likely keep maturity relatively short.

(1) The Treasury yield curve does not represent any particular Stein Roe fund; you can find it in the Wall Street Journal.

Total return performance includes changes in share price and reinvestment of income and capital gains distributions. Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or a loss when you sell shares. According to Lipper Analytical Services, Inc., an independent monitor of mutual fund performance, there were 282 funds in this money market fund peer group for the six months ended December 31, 1995. An investment in the Fund is neither insured nor guaranteed by the U.S. government, and there is no assurance that the Fund will be able to maintain its stable net asset value of $1 per share.

Fund Highlights
Cash Reserves Fund
Securities Type Breakdown
                                         Portfolio          Portfolio
                                       June 30, 1995    December 31, 1995
Commercial Paper                           71.3%              60.0%
Corporate Notes                            18.0               11.5
Yankee Certificates of Deposit              3.9               18.4
Letter of Credit Commercial Paper           3.9                9.1
Federal Agencies                            2.9                1.0
                                           -----              -----
Total                                       100%               100%

Maturity
Pie Chart:
As of June 30, 1995
360+ days            6.9%
150-359 days         8.7%
60-89 days           3.8%
30-59 days          13.2%
0-29 days           67.4%

Pie Chart:
As of December 31, 1995
377+ days            4.2%
30-59 days          16.0%
0-29 days           79.8%

Government Reserves
Investments as of December 31, 1995
(Dollar Amounts In Thousands)
(Unaudited)
                                                        Interest       Maturity       Principal       Market
                                                          Rate*          Date          Amount          Value
U.S. Government and Agency
Obligations (53.2%)
Federal Home Loan Bank                                   5.883%        10/24/96        $ 6,900        $ 6,899
Federal Home Loan Bank                                   6.104          1/02/96         20,000         19,990
Tennessee Valley Authority                               5.658          1/10/96         20,500         20,465
                                                                                                      -------
Total U.S. Government
   Agency Obligations
   (Amortized Cost $47,354)                                                                            47,354

Repurchase Agreements (46.4%)
CIBC Wood Gundy Securities; 12/29/95
   agreement collateralized by Federal
   National Mortgage Association
   7.400% due 7/01/04                                    5.950          1/02/96         17,300         17,300
Morgan Stanley; 12/26/95 agreement
   collateralized by Federal Home Loan
   Bank 6.140% due 10/27/99                              5.850          1/02/96         16,000         16,000
Salomon Brothers, Inc.; 12/04/95
   agreement collateralized by
   U.S. Treasury Bonds
   6.250% due 8/31/96                                    5.770          1/03/96          8,000          8,000
                                                                                                      -------
Total Repurchase Agreements
   (Amortized Cost $41,300)                                                                            41,300

Total Investments (99.6%)
   (Amortized Cost $88,654)                                                                            88,654
Other Assets, Less Liabilities (0.4%)                                                                     365
                                                                                                      -------
Total Net Assets (100%)                                                                               $89,019
                                                                                                      =======

* The interest rate is the effective rate at the date of purchase.

See accompanying notes to financial statements.

Cash Reserves
Investments as of December 31, 1995
(Dollar Amounts In Thousands)
(Unaudited)
                                                            Interest       Maturity       Principal      Market
Commercial Paper (68.4%)                                    Rate Range*    Date Range     Amount         Value
Computers (4.6%)
CSC Enterprises                                             5.808-5.809%   1/24-2/13/96   $22,500        $ 22,372

Electronics (5.0%)
**General Signal Corp.                                      5.861-5.875    1/16-1/19/96    24,000          23,930

Financial Services (43.4%)
   Banking (2.0%)
   Banca CRT Financial Corp. (gtd. by
     Cassa di Risparmio di Torino S.P.A.)                   5.865          1/23/96         10,000           9,961

   Brokerage Services (4.1%)
   Lehman Brothers Holding Inc.                             6.123          1/09/96         20,000          19,966

   Business Credit Institutions (17.5%)
   American Honda Finance Corp. (gtd.
     by Honda Motor Co. Inc.)                               5.906          1/19/96          8,629           8,601
   Finova Capital Corp.                                     6.022-6.038    1/25/96         23,000          22,901
   General Motors Acceptance Corp.                          6.104          1/02/96         18,000          17,991
   Mitsubishi Motors Credit of America
     Inc. (Series B) (L.O.C. Bank of
     Tokyo Ltd.)                                            5.776          1/17/96         20,000          19,943
   Whirlpool Financial Corp.                                5.805          1/12/96         15,000          14,969
                                                                                                         --------
                                                                                                           84,405
   Lending Institutions (12.8%)
   Countrywide Funding Corp.                                5.817-6.110    1/05-1/08/96    24,000          23,968
   Fleet Mortgage Group Inc.                                5.891          1/11/96         20,000          19,961
   Oak Funding Corp.                                        5.827-6.128    1/19-1/23/96    18,000          17,935
                                                                                                         --------
                                                                                                           61,864
   Personal Credit Institution (0.8%)
   Household Finance Corp.                                  5.861          1/25/96          4,000           3,999

   Miscellaneous Financial (6.2%)
   **Eiger Capital Corp.                                    5.795          1/24/96         15,000          14,940
   Preferred Receivables Funding Corp.                      5.807          1/16/96         15,000          14,959
                                                                                                         --------
                                                                                                           29,899
                                                                                                         --------
Total Financial Services                                                                                  210,094

Food & Beverages (1.9%)
**Coca Cola Enterprises Inc.                                5.778          2/12/96          9,000           8,937

Paper Products (1.0%)
Temple-Inland Inc.                                          5.922          1/11/96          5,000           4,990

Photography (4.9%)
Seiko Corp. of America (L.O.C.
   Dai-Ichi Kangyo Bank Ltd.)                               6.050-6.146    1/18-2/16/96    24,000          23,836

Retail (4.7%)
Southland Corp. (gtd. by Ito-Yodako
   Co. Ltd.)                                                5.833-5.916    1/05-1/10/96    23,000          22,969

Cash Reserves Continued
                                                            Interest       Maturity       Principal      Market
                                                            Rate Range*    Date Range     Amount         Value
Utility (2.9%)
Northern Indiana Public Service Co.                         6.037%         1/25/96        $14,000        $ 13,939
                                                                                                         --------
Total Commercial Paper
   (Amortized cost $331,067)                                                                              331,067
Variable Rate Notes (11.4%)
Banks (4.2%)
PNC Bank, N.A.                                              5.230          2/27/96         20,000          20,000
Financial Services (7.2%)
American Honda Finance Corp. (gtd.
   by Honda Motor Co. Inc.) (Variable
   Rate)                                                    5.914          2/09/96         15,000          14,999
Morgan Stanley Group Inc. (Variable
   Rate)                                                    6.000          11/16/98        20,000          20,000
                                                                                                         --------
                                                                                                           34,999
                                                                                                         --------
Total Variable Rate Notes
   (Amortized cost $54,999)                                                                                54,999
U.S. Government Obligation (1.0%)
Federal Home Loan Bank
   (Amortized cost $4,997)                                  6.104          1/02/96          5,000           4,997
Yankee Certificates of Deposit (18.2%)
Financial Services
Fuji Bank Ltd.                                              6.100-6.133    1/02-1/22/96    20,000          19,998
Industrial Bank of Japan Ltd.                               6.131-6.197    1/12-1/18/96    22,000          21,969
Sanwa Bank Ltd.                                             6.050          2/01/96         24,000          24,001
Sumitomo Bank Ltd.                                          6.111-6.146    1/02/96         22,000          22,000
                                                                                                         --------
Total Yankee Certificates of Deposit
   (Amortized cost $87,968)                                                                                87,968

Total Investments (99.0%)
   (Amortized cost $479,031)                                                                              479,031
Other Assets, Less Liabilities (1.0%)                                                                       4,755
                                                                                                         --------
Total Net Assets (100.0%)                                                                                $483,786
                                                                                                         ========

*The interest rate is the effective rate at the date of purchase.
**Represents private placement securities exempt from registration by Section 4(2) of the Securities Act of 1933.
These securities generally are issued to investors who agree that they are purchasing the securities for investment and not with a view to public distribution. Any resale by the Fund must be in an exempt transaction, normally to other institutional investors. At December 31, 1995, the aggregate value of the Fund's private placement securities was $47,807, which represented 9.9% of net assets. None of these are deemed to be illiquid securities.

See accompanying notes to financial statements.

Balance Sheets
December 31, 1995
(All Amounts in Thousands)
(Unaudited)
                                                            Government           Cash
                                                              Reserves       Reserves
Assets
Investments, at value (including $41,300 in repurchase
   agreements for Government Reserves)                        $88,654        $479,031
Accrued interest receivable                                       120           1,240
Receivable for fund shares sold                                    --           7,847
Cash and other assets                                             460              --
                                                              -------        --------
   Total Assets                                               $89,234        $488,118
                                                              =======        ========
Liabilities
Payable for fund shares redeemed                              $   100        $  2,805
Dividends payable                                                  51             206
Payable to investment adviser and transfer agent                   32             257
Payable to custodian bank                                          --             937
Other liabilities                                                  32             127
                                                              -------        --------
   Total Liabilities                                              215           4,332
                                                              -------        --------
Capital
Paid-in capital                                                89,059         483,650
Accumulated net realized gains (losses) on investments            (40)            136
                                                              -------        --------
   Total Capital (Net Assets)                                  89,019         483,786
                                                              -------        --------
   Total Liabilities and Capital                              $89,234        $488,118
                                                              =======        ========
Shares Outstanding (Unlimited Number Authorized)               89,059         483,704
                                                              =======        ========
Net Asset Value (Capital) Per Share                           $  1.00        $   1.00
                                                              =======        ========
See accompanying notes to financial statements.

Statements of Operations
For The Six Months Ended
December 31, 1995
(All Amounts in Thousands)
(Unaudited)
                                                            Government           Cash
                                                              Reserves       Reserves
Investment Income
Interest income                                                $2,780         $14,591
Expenses
Management fees                                                   237           1,222
Transfer agent fees                                                71             367
Printing and postage                                               16             100
Accounting fees                                                    13              18
Legal and audit fees                                               13              13
Registration fees                                                  12              14
Trustees' fees                                                      6               8
Other expenses                                                     14             147
                                                               ------         -------
                                                                  382           1,889
Reimbursement of expenses by investment adviser                   (51)             --
                                                               ------         -------
   Total Expenses                                                 331           1,889
                                                               ------         -------
   Net Investment Income                                        2,449          12,702
Realized Gains on Investments                                       2              --
                                                               ------         -------
Net Increase in Net Assets Resulting from Operations           $2,451         $12,702
                                                               ======         =======
See accompanying notes to financial statements.

Statements of Changes in Net Assets
(All Amounts In Thousands)
(Unaudited)
                                                                         Government Reserves
                                                                 Year      Six Months
                                                                 Ended          Ended
                                                              June 30,       Dec. 31,
                                                                  1995           1995
Operations
Net investment income                                        $  4,775       $  2,449
Net realized gains (losses) on investments                         (7)             2
                                                             --------       --------
   Net Increase in Net Assets Resulting from Operations         4,768          2,451
                                                             --------       --------
Distributions To Shareholders
Dividends from net investment income                           (4,775)        (2,449)
                                                             --------       --------
Share Transactions
Subscriptions to fund shares                                   69,532         28,182
Investment income dividends reinvested                          3,968          2,287
Redemptions of fund shares                                    (85,663)       (34,770)
                                                             --------       --------
   Net Decrease from Share Transactions                       (12,163)        (4,301)
                                                             --------       --------
   Net Decrease in Net Assets                                 (12,170)        (4,299)
Total Net Assets
Beginning of year                                             105,488         93,318
                                                             --------       --------
End of year                                                  $ 93,318       $ 89,019
                                                             ========       ========
Analyses of Changes in Shares of Beneficial Interest
Subscriptions to fund shares                                   69,532         28,182
Investment income dividends reinvested                          3,968          2,287
                                                             --------       --------
                                                               73,500         30,469
Redemptions of fund shares                                    (85,663)       (34,770)
                                                             --------       --------

Net decrease in fund shares                                   (12,163)        (4,301)
Shares outstanding at beginning of year                       105,523         93,360
                                                             --------       --------

Shares outstanding at end of year                              93,360         89,059
                                                             ========       ========

See accompanying notes to financial statements.

Statements of Changes in Net Assets
(All Amounts In Thousands)
(Unaudited)
                                                                   Cash Reserves
                                                              Year    Six Months
                                                              Ended        Ended
                                                           June 30,     Dec. 31,
                                                               1995         1995
Operations
Net investment income                                     $ 25,612     $ 12,702
Net realized losses on investments                             (85)          --
                                                          --------     --------
   Net Increase in Net Assets Resulting from Operations     25,527       12,702
                                                          --------     --------
Distributions To Shareholders
Dividends from net investment income                       (25,612)     (12,702)
                                                          --------     --------
Share Transactions
Subscriptions to fund shares                               746,505      323,190
Investment income dividends reinvested                      23,255       12,320
Redemptions of fund shares                                (826,225)    (349,887)
                                                          --------     --------
   Net Decrease from Share Transactions                    (56,465)     (14,377)
                                                          --------     --------
   Net Decrease in Net Assets                              (56,550)     (14,377)
Total Net Assets
Beginning of year                                          554,713      498,163
                                                          --------     --------
End of year                                               $498,163     $483,786
                                                          ========     ========
Analyses of Changes in Shares of Beneficial Interest
subscriptions to fund shares                               746,505      323,190
Investment income dividends reinvested                      23,255       12,320
                                                          --------     --------
                                                           769,760      335,510
Redemptions of fund shares                                (826,225)    (349,887)
                                                          --------     --------

Net decrease in fund shares                                (56,465)     (14,377)
Shares outstanding at beginning of year                    554,545      498,081
                                                          --------     --------

Shares outstanding at end of year                          498,080      483,704
                                                          ========     ========

See accompanying notes to financial statements.

Notes to the Financial Statements
Note 1. Significant Accounting Policies
The following are the significant accounting policies of Stein Roe Government Reserves Fund and Stein Roe Cash Reserves Fund (the "Funds"), each a series of Stein Roe Income Trust (a Massachusetts business trust).

Investment Valuations
The Funds utilize the amortized cost method to value their investments, which approximates market value. This technique involves valuing a security initially at cost and thereafter assuming a constant amortization to maturity of any discount or premium. In the event that a deviation of .50 of 1 percent or more exists between a Fund's $1.00 per share net asset value, calculated at amortized cost, and the net asset value calculated by reference to market quotations, the Board of Trustees would consider what action, if any, should be taken. Other assets of the Funds are valued by a method that the Board of Trustees believes represents a fair value.

Federal Income Taxes
No provision is made for federal income taxes since the Funds elect to be taxed as "regulated investment companies" and make such distributions to their shareholders as to be relieved of all federal income taxes under provisions of current federal tax law.

Distributions to Shareholders
The Funds declare income dividends from net investment income daily and pay these dividends monthly.

Other Information
Realized gains or losses from sales of securities are determined on the specific identified cost basis.
   The Funds attempt to maintain their net asset value per share at $1.00, which they believe will be possible under most conditions.
   The Funds require issuers of repurchase agreements to transfer the securities underlying the agreements to the Funds' custodian at the time of payment for the repurchase agreement. The Funds monitor the value of securities underlying a repurchase agreement during the term of the agreement.
   All amounts, except per-share amounts, are shown in thousands.

Note 2. Portfolio Composition
Government Reserves invests in U.S. government securities maturing in thirteen months or less from the date of purchase, and repurchase agreements collateralized by U.S. government securities, regardless of the maturities of such securities. U.S. government securities include securities issued or guaranteed by the U.S. government and its agencies or instrumentalities.

   Cash Reserves invests in U.S. dollar-denominated money market instruments maturing in thirteen months or less from time of investment. Under normal market conditions, the Fund will invest at least 25 percent of its total assets in securities of issuers in the financial services industry (which includes, but is not limited to, banks, personal credit and business credit institutions, and other financial services institutions). At December 31, 1995, 72.3 percent of the Fund's total assets were invested in the financial services industry. In addition, at December 31, 1995, 65.5 percent of the Fund's investments were in instruments of entities located in the United States and 34.5 percent were in instruments of foreign entities. Japanese issuers represented the largest percentage, at 32.4 percent of the portfolio. Country determination is based on either the location of the issuer or, in the case of those instruments that are guaranteed by another entity, the location of the guarantor.
   See each Fund's schedule of investments for additional information on portfolio composition.

Note 3. Trustees' Fees and Transactions with Affiliates
The Funds pay a monthly management fee, computed and accrued daily, to the Adviser, an indirect subsidiary of Liberty Mutual Insurance Company, for its services as investment adviser and manager. Effective November 1, 1995, the annualized fee for each fund is .50 of 1 percent of the first $500 million of average daily net assets, .45 of 1 percent of the next $500 million, and .40 of 1 percent over $1 billion. Prior to that date, the annualized fee for Government Reserves was .50 of 1 percent of average daily net assets. For Cash Reserves, the annualized fee was .50 of 1 percent of the first $1 billion of average daily net assets, .475 of 1 percent on the next $500 million, and .45 of 1 percent thereafter.
   The investment advisory agreements of the Funds provide that the Adviser will reimburse each Fund to the extent that its annual expenses, excluding certain expenses, exceed the applicable limits prescribed by any state in which each Fund's shares are offered for sale.
   In addition, the Adviser has agreed to reimburse Government Reserves to the extent that its expenses exceed .70 of 1 percent of average daily net assets. This expense limitation expires October 31, 1996, subject to earlier termination by the Adviser on 30 days' notice.
   The transfer agent fees of the Funds are paid to SteinRoe Services Inc., an indirect subsidiary of Liberty Mutual Insurance Company.
Pursuant to an agreement that became effective November 1, 1994, the Adviser provides the Fund with certain Fund accounting services. For the six months ended December 31, 1995, Government Reserves and Cash Reserves incurred fees of $13 and $18, respectively.
   Certain officers and trustees of the Trust are also officers of the Adviser. The compensation of trustees not affiliated with the Adviser for Government Reserves and Cash Reserves for the six months ended December 31, 1995, was $6 and $8, respectively. No remuneration was paid to any other trustee or officer of the Trust.

Note 4. Investment Transactions
Cost of investments of the Funds was the same for financial reporting purposes and federal income tax purposes.

Financial Highlights (Unaudited)

Government Reserves
Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.

                                                                                             Years Ended June 30,
                                                                  1987       1988        1989       1990       1991
Net Asset Value, Beginning of Period                          $ 1.000    $ 1.000     $ 1.000    $ 1.000   $  1.000
                                                              -------    -------     -------    -------   --------
   Net investment income                                                   0.050       0.058      0.080      0.078        0.066
   Distributions from net investment income                    (0.050)    (0.058)     (0.080)    (0.078)    (0.066)
                                                              -------    -------     -------    -------   --------
Net Asset Value, End of Period                                $ 1.000    $ 1.000     $ 1.000    $ 1.000   $  1.000
                                                              =======    =======     =======    =======   ========
Ratio of net expenses to average net assets (a)                  1.03%      0.87%       0.70%      0.70%      0.70%
Ratio of net investment income to average net assets (b)         4.97%      5.75%       8.02%      7.79%      6.41%
Total return (b)                                                 5.11%      5.90%       8.27%      8.05%      6.74%
Net assets, end of period                                     $34,799    $41,787     $50,185    $53,400   $102,860

                                                                                                                Six
                                                                                                             Months
                                                                                                              Ended
                                                                                   Years Ended June 30,                 Dec. 31,
                                                                1992         1993       1994       1995        1995
Net Asset Value, Beginning of Period                       $  1.000     $  1.000   $  1.000    $ 1.000    $ 1.000
                                                           --------     --------   --------    -------    -------
   Net investment income                                                    0.044     0.027      0.027       0.047       0.027
   Distributions from net investment income                  (0.044)      (0.027)    (0.027)    (0.047)    (0.027)
                                                           --------     --------   --------    -------    -------
Net Asset Value, End of Period                             $  1.000     $  1.000   $  1.000    $ 1.000   $  1.000
                                                           ========     ========   ========    =======    =======
Ratio of net expenses to average net assets (a)                0.70%        0.70%      0.70%      0.70%      0.70%*
Ratio of net investment income to average net assets (b)       4.27%        2.75%      2.71%      4.65%      5.16%*
Total return (b)                                               4.45%        2.78%      2.74%      4.78%      2.60%
Net assets, end of period                                  $132,982     $104,220   $105,488    $93,318    $89,019

* Annualized
(a) If the Fund had paid all of its expenses and there had been no reimbursement of expenses by the investment adviser, this ratio would have been 1.04, 0.93, 0.98 0.83, 0.79, 0.76, 0.75, 0.75 and 0.81 percent for the years ended June 30, 1988 through 1995, and the six months ended December 31, 1995, respectively.
(b) Computed giving effect to investment adviser's expense limitation undertaking

Cash Reserves

Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.
                                                                                          Six
                                                                                       Months
                                                                Years Ended             Ended
                                                                December 31,         June 30,        Years Ended June 30,
                                                                1986         1987       1988       1989        1990
Net Asset Value, Beginning of Period                       $  1.000     $  1.000   $  1.000   $  1.000    $  1.000
                                                           --------     --------   --------   --------    --------
   Net investment income                                                   0.061      0.060      0.032       0.081        0.079
   Distributions from net investment income                  (0.061)      (0.060)    (0.032)    (0.081)     (0.079)
                                                           --------     --------   --------   --------    --------
Net Asset Value, End of Period                             $  1.000     $  1.000   $  1.000   $  1.000    $  1.000
                                                           ========     ========   ========   ========    ========
Ratio of expenses to average net assets                        0.72%        0.72%     0.70%*      0.75%       0.76%
Ratio of net investment income to average net assets           6.05%        6.02%     6.36%*      8.13%       7.94%
Total return                                                   6.25%        6.15%     6.43%*      8.41%       8.20%
Net assets, end of period                                  $814,544     $962,901   $930,074   $948,018    $949,803

                                                                                                                Six
                                                                                                             Months
                                                                                                              Ended
                                                                                    Years Ended June 30,                Dec. 31,
                                                        1991       1992       1993       1994      1995        1995
Net Asset Value, Beginning of Period               $  1.000   $  1.000   $  1.000   $  1.000  $  1.000   $  1.000
                                                   --------   --------   --------   --------  --------   --------
   Net investment income                                         0.068      0.044      0.028     0.028       0.048       0.027
   Distributions from net investment income          (0.068)    (0.044)    (0.028)    (0.028)   (0.048)    (0.027)
                                                   --------   --------   --------   --------  --------   --------
Net Asset Value, End of Period                     $  1.000   $  1.000   $  1.000   $  1.000  $  1.000   $  1.000
                                                   ========   ========   ========   ========  ========   ========
Ratio of expenses to average net assets                0.78%      0.78%      0.79%      0.79%     0.76%      0.77%*
Ratio of net investment income to
   average net assets                                  6.81%      4.40%      2.81%      2.77%     4.83%      5.20%*
Total return                                           6.98%      4.49%      2.83%      2.81%     4.96%      2.61%
Net assets, end of period                          $840,525   $711,087   $627,110   $554,713  $498,163   $483,786

* Annualized

A Guide to Stein Roe Services
We encourage you to take advantage of our free shareholder services. If you would like additional information about how to establish or use a Stein Roe service, just call us at 800-338-2550.

Purchases
In addition to sending us a check or wire to purchase additional fund shares, you can take advantage of these convenient automatic services:
* Automatic Investment Plan -- Make regular investments ($50 minimum) in your Stein Roe account directly from your bank checking account. You select monthly, quarterly, semiannual or annual purchases.
* Special Investments -- Purchase shares by telephone and pay for them by electronic transfer from your bank checking account.

Exchanges
* Telephone Exchange -- Call us to exchange $50 or more from your existing account in one Stein Roe Fund to an identically registered existing account in another Stein Roe Fund. You receive this service when you open a Stein Roe Fund account, unless you elect not to.*
* Automatic Exchange -- Stein Roe will regularly exchange shares from your account in one Stein Roe Fund to your account in another. You select twice-monthly, monthly, quarterly, semiannual or annual exchanges.

Redemptions
* Telephone Redemption by Check -- Call to redeem $1,000 or more from your account. A check will be sent to your registered address. You automatically receive this service when you open a Stein Roe account, unless you elect not to.
* Telephone Redemption by Wire -- Redeem shares by phone from your Money Market Fund account ($1,000 minimum) and wire the proceeds to your bank checking account. A small fee for wiring proceeds will be deducted from the amount wired.
* Special Redemption Option -- If you do not want to pre-schedule your redemptions, you can redeem shares by telephone ($50 minimum/ $100,000 maximum) and have the proceeds sent directly to your bank checking account.
* Automatic Redemption Plan -- Redeem either a fixed dollar or share amount, or a fixed percentage of your account automatically on a schedule you establish. You select monthly, quarterly, semiannual or annual withdrawals ($50 minimum/ $100,000 maximum), and the proceeds are sent either to your bank checking account or to an address you specify.
* Money Market Fund Check Writing -- Write checks for $50 or more on your Money Market Fund account.

Distributions
Most investors like to reinvest their dividends and capital gains distributions and put them back to work. If, however, you do not want them reinvested, consider these alternatives:
* Dividend Purchase Option -- Use the distributions from one Stein Roe Fund account ($25 minimum) to automatically purchase shares in your account with another Stein Roe Fund.
* Automatic Dividend Deposit -- Instead of receiving your dividends by check, your distributions are deposited automatically into your bank checking account.

Recordkeeping
* Summary of Investments -- Consolidates quarterly transaction and investment information for any or all of your household's Stein Roe accounts on one easy-to-read statement. At year end, Stein Roe provides a complete summary of all account activity for the year.

*Stein Roe reserves the right to discontinue or modify the exchange privilege, and certain restrictions apply. Please refer to your prospectus for details.

Funds for Every Investment Objective
The Stein Roe family of 100 percent no-load mutual funds offers a variety of funds so you can select the right fund, or combination of funds, to meet your investment objectives. Call us at 800-338-2550 for a prospectus and more complete information on any of the funds, including management fees and expenses. Please read the prospectus carefully before you invest or send money.

Money Market Funds
Money market funds seek to provide income while preserving principal and maintaining liquidity. These funds offer free check writing.
* Government Reserves -- Invests primarily in securities issued or guaranteed by the U.S. government and its agencies and instrumentalities.*
* Cash Reserves -- Invests in high-quality, short-term money market securities such as certificates of deposit, banker's acceptances and commercial paper.*

Bond Funds
Bond funds seek high current income by investing primarily in fixed income securities.
* Limited Maturity Income Fund -- Invests primarily in U.S. government and other high-quality debt securities. The dollar-weighted average effective maturity will not exceed three years.
* Government Income Fund -- Invests primarily in securities issued or guaranteed by the U.S. government and its agencies.*
* Intermediate Bond Fund -- Invests primarily in marketable debt securities with an average life of three to 10 years.
* Income Fund -- Pursues a higher level of current income by investing primarily in medium- and lower-quality bonds.

Tax-Exempt Funds
These funds help investors keep more of their earnings by investing in instruments that earn income free from federal income tax. Income may be subject to federal alternative minimum tax and state and local taxes; capital gains are subject to state, local and federal taxes.
* Municipal Money Market Fund -- Seeks to provide the liquidity and stability of a money market fund plus current tax-free income. Free check writing available.*
* Intermediate Municipals -- Seeks high current yield through investments primarily in the three highest grades of intermediate-term municipal securities.
* Managed Municipals -- Pursues high tax-free income by investing in a quality-conscious portfolio of long-term municipal bonds.
* High-Yield Municipals -- Seeks a higher level of tax-free income from long-term municipal securities, primarily of medium or lower quality.

Growth and Income Funds
These funds seek to provide a conservative investment that is well positioned for long-term growth and current income. Each fund's approach is designed to limit the effects of market volatility.
* Total Return Fund -- Strives for maximum total return consistent with reasonable investment risk by investing in stocks, bonds and convertible securities.
* Growth and Income Fund** -- Pursues income and long-term capital growth by investing primarily in large, well-established companies.

Growth Funds
Growth funds offer long-term capital appreciation potential by investing primarily in various types of stocks.
* Growth Stock Fund -- Pursues long-term capital appreciation from stocks with strong growth potential.
* Special Fund -- Invests in securities believed to have limited downside risk relative to their potential for above-average growth, including securities of undervalued, underfollowed or out-of-favor companies.
* Special Venture Fund -- Seeks capital appreciation through equity securities of entrepreneurially managed companies.
* Young Investor Fund -- Invests in securities of companies that affect the lives of children or teenagers.
* Capital Opportunities Fund -- Takes a long-term approach to emerging growth by selecting quality companies with the potential to generate high levels of earnings growth over a three- to five-year period.
* International Fund -- Invests in a diversified portfolio of foreign securities.
*Money market mutual funds strive to maintain a $1 per share net asset value, but there is no assurance that the fund will be able to maintain a stable net asset value. The net asset value of a fund that invests in securities issued or guaranteed by the U.S. government is not guaranteed.
**Formerly Prime Equities Fund; name change effective February 1, 1996.

To Contact Us. . .
By Phone 800-338-2550
You can discuss your investment questions with a Stein Roe account representative by calling us toll free. We'll be happy to answer questions about your current account, or to provide you with information about opening a Stein Roe Fund account, including Stein Roe IRAs. We're available seven days a week, from 7 a.m. to 8 p.m. weekdays and from 8 a.m. to 5 p.m. Saturday and Sunday (central time).

Stein Roe's Funds-on-Call(R)
24-Hour Service Line
Using a touch-tone phone, call our toll-free number, day or night, for your current account balance, the latest Stein Roe Fund prices and yields, and other information. In addition, if you have a Personal Identification Number
(PIN), you may place orders for the following transactions 24 hours a day:
* Exchange shares between your Stein Roe accounts;
* Purchase Fund shares by electronic transfer;
* Order additional account statements and Money Market Fund checks;
* Redeem shares by check, wire or electronic transfer.
Please contact an account representative if you would like to apply for a PIN.

Retirement Plan Accounts
Call us for information about how we can assist you with your defined contribution plan, including 401(k) plans. You can reach us toll free at 800-322-1130.

By Mail
If you prefer to contact us by mail, please address all correspondence to:
P.O. Box 804058, Chicago, IL 60680.

In Person
If you are in the Chicago area, please visit our Investor Center located in downtown Chicago at One South Wacker Drive, 32nd Floor. Our account representatives can answer questions about your current Fund investments or provide you information about any of the Stein Roe Funds and retirement plans. Stop by weekdays between 8 a.m. and 5:15 p.m.

This report must be preceded or accompanied by a prospectus.

Stein Roe Income Trust
Trustees
Timothy K. Armour
President of Mutual Fund Division and Director, Stein Roe & Farnham
Incorporated
Kenneth L. Block
Chairman Emeritus, A.T. Kearney, Inc.
William W. Boyd
Chairman and Director, Sterling Plumbing Group Inc.
Lindsay Cook
Senior Vice President, Liberty Financial Companies, Inc.
Francis W. Morley
Chairman, Employer Plan Administrators and Consultants Co.
Charles R. Nelson
Van Voorhis Professor of Political Economy, University of Washington Gordon R. Worley
Private investor

Officers
Timothy K. Armour, President
Jilaine H. Bauer, Executive Vice President,
  Secretary
N. Bruce Callow, Executive Vice President
Hans P. Ziegler, Executive Vice President
Gary A. Anetsberger, Senior Vice President,
  Chief Financial Officer
Ann H. Benjamin, Vice President
Thomas W. Butch, Vice President
Philip D. Hausken, Vice President
Michael T. Kennedy, Vice President
Stephen P. Lautz, Vice President
Steven P. Luetger, Vice President
Lynn C. Maddox, Vice President
Anne E. Marcel, Vice President
Jane M. Naeseth, Vice President
Nicolette D. Parrish, Vice President,
  Assistant Secretary
Thomas P. Sorbo, Vice President
Sharon R. Robertson, Controller
Margaret O. Zwick, Treasurer
Janet B. Rysz, Assistant Secretary

Agents and Advisers
Stein Roe & Farnham Incorporated
Investment Adviser
State Street Bank and Trust Company
Custodian
SteinRoe Services Inc.
Transfer Agent
Bell, Boyd & Lloyd
Legal Counsel to the Trust
Ernst & Young LLP
Independent Auditors

Logo: Stein Roe & Farnham Mutual Funds

The Stein Roe Funds
Stein Roe Government Reserves Fund
Stein Roe Cash Reserves Fund
Stein Roe Limited Maturity Income Fund
Stein Roe Government Income Fund
Stein Roe Intermediate Bond Fund
Stein Roe Income Fund
Stein Roe Municipal Money Market Fund
Stein Roe Intermediate Municipals Fund
Stein Roe Managed Municipals Fund
Stein Roe High-Yield Municipals Fund
Stein Roe Total Return Fund
Stein Roe Growth & Income Fund
Stein Roe Growth Stock Fund
Stein Roe Special Fund
Stein Roe Special Venture Fund
Stein Roe Capital Opportunities Fund
Stein Roe International Fund
Stein Roe Young Investor Fund

P.O. Box 804058
Chicago, Illinois 60680
800-338-2550
In Chicago, visit our Fund Center at One South Wacker Drive
Liberty Securities Corporation, Distributor
Member, SIPC
2/96

MM12A